UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________________________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

_________________________________________________________________

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

HALLADOR ENERGY COMPANY

(Name of Registrant as Specified in Its Charter)

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As filed with the SEC on April 19, 2024.

Table of Contents

# Your **Vote** Counts!

**HALLADOR ENERGY COMPANY**

2024 Annual Meeting
Vote by May 29, 2024
11:59 PM ET

HALLADOR ENERGY COMPANY
ATTN: REBECCA PALUMBO
1183 EAST CANVASBACK DRIVE
TERRE HAUTE, IN 47802

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## You invested in HALLADOR ENERGY COMPANY and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 30, 2024.**

## Get informed before you vote

View the Notice & Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 16, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote in Person at the Meeting***

May 30, 2024
10:00 am ET

1183 East Canvasback Drive
Terre Haute, Indiana 47802

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | | Board Recommends |
|---|---|---|
| 1. | Election of six Directors for a one-year term. | |
| | **Nominees:** | |
| 1a. | Brent K. Bilsland | For |
| 1b. | Zarrell Gray | For |
| 1c. | David C. Hardie | For |
| 1d. | Bryan H. Lawrence | For |
| 1e. | David J. Lubar | For |
| 1f. | Charles R. Wesley, IV | For |
| 2. | Approve, on an Advisory Basis, the Named Executive Officers' Compensation. | For |
| 3. | Ratify the appointment of Grant Thornton LLP, as our independent registered public accounting firm for 2024. | For |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V45453-P10931